Exhibit 10.29

SHELF REGISTRATION RIGHTS AGREEMENT
To: Seashell Limited (the “Subscriber”)
The Subscriber has purchased, pursuant to a Subscription Agreement entered into on or about the date hereof (the “Subscription Agreement”) an aggregate of 1,250,000 shares (the “Shares”) of Common Stock of Tecogen Inc., a Delaware corporation (the “Company”). The parties have agreed that the Shares will be registered on a “shelf” registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) in accordance with the terms hereof and the U.S. Securities Act of 1933 (the “Securities Act”).
1.Registration Rights. The Company hereby grants the following registration rights.
(a)Registration Statement. The Company shall file with the SEC, promptly and in any event within 20 days, a “shelf” registration statement on an appropriate form (the “Registration Statement”) covering the resale of the Shares and shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable. The Company, in its discretion, may add the Shares by an amendment to a currently pending resale registration statement.
(b)Registration Procedures. In connection with the Registration Statement::
(i)the Company will prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective with respect to the Subscriber until such time as all of the Shares owned by the Subscriber may be resold without restriction under the Securities Act; and
(ii)if the Company notifies the Subscriber to suspend the use of any prospectus because of the existence of undisclosed material events, then until the requisite changes to such prospectus have been made, the Subscriber shall suspend use of such prospectus. In such event, the Company will use its commercially reasonable efforts to update such prospectus as promptly as is practicable.
(c)Provision of Documents etc. In connection with the Registration Statement, the Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Subscriber, upon five business days’ notice, to furnish to the Company a certified statement as to, among other things, the number of Shares and the number of other shares of the Company’s Common Stock beneficially owned by the Subscriber and the person that has voting and dispositive control over such shares. The Subscriber covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act, if applicable, in connection with sales of Shares pursuant to the Registration Statement.
(d)Expenses. All expenses incurred by the Company in complying with this section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of the Shares, including any fees and disbursements of any counsel to the Subscriber, are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with the Registration Statement. Selling Expenses in connection with the Registration Statement shall be borne by the Subscriber.

Exhibit 10.29

(e)Indemnification and Contribution.
(i)The Company will, to the extent permitted by law, indemnify and hold harmless the Subscriber, each trustee of the Subscriber, each officer of the Subscriber, each director of the Subscriber, and each other person, if any, who controls the Subscriber within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Subscriber or such other person (a “controlling person”) may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (“Claims”) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at the time of its effectiveness, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the limitations herein, reimburse the Subscriber and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Company shall not be liable to the Subscriber to the extent that any Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the Subscriber or any such controlling person in writing specifically for use in the Registration Statement or related prospectus, as amended or supplemented.
(ii)The Subscriber will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter, each officer of the Company who signs the Registration Statement and each director of the Company against all Claims to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Subscriber, as such, furnished in writing to the Company by the Subscriber specifically for use in the Registration Statement or related prospectus, as amended or supplemented.
(f)Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this section and shall only relieve it from any liability which it may have to such indemnified party under this section except and only if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this section for any legal expenses subsequently incurred by such indemnified party in connection

Exhibit 10.29

with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld. in order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Subscriber, or any controlling person of the Subscriber, makes a claim for indemnification pursuant to this section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Subscriber or controlling person of the Subscriber in circumstances for which indemnification is not provided under this section, then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in a manner that reflects, as near as practicable, the economic effect of the foregoing provisions of this section. Notwithstanding the foregoing, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.
(g)Delivery of Unlegended Shares. If and when it is lawful to do so, in the opinion of counsel for the Company, upon request of the Subscriber, the Company will remove any restrictive legends to ensure compliance with the Securities Act on certificates representing the Shares.
2.Modification. Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought to be enforced.
3.Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered as follows:
If to the Subscriber, to the email address set forth on the first page of this Agreement; or
If to the Company, via certified mail to the address set forth on on its corporate website, Attention: Chief Executive Officer; or
At such other address as the Subscriber or the Company may hereafter have advised the other by a notice conforming with this paragraph.
4.Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or its heirs, executors, administrators, successors, legal representatives and assigns.
5.Legal Fees. Each party shall pay its own legal fees and expenses in connection with the transactions contemplated by this Agreement.

Exhibit 10.29

6.Equitable Adjustment. The Shares, as defined herein, shall be deemed to include any shares of Common Stock of the Company issued with respect thereto pursuant to stock splits, stock dividends, and similar events.
7.Entire Agreement. This Agreement and the Subscription Agreement contain the entire agreement of the parties with respect to the matters set forth herein.
8.Assignability. This Agreement is not transferable or assignable by the Subscriber or any successor thereto, except that the Company may assign its rights and obligations under this Agreement to a purchaser of its business regardless of the form of the acquisition..
9.Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws. Exclusive venue for disputes under this Agreement shall be the state or Federal courts sitting in New York City.
IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date of the Subscription Agreement.

TECOGEN INC. By: _________________________ Name: Title:	SEASHELL LIMITED By: _________________________ Name: Title: